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                                    Exhibit 10.34

                                  JOINDER AGREEMENT

    This JOINDER AGREEMENT (this "JOINDER AGREEMENT") is dated effective as of July 1, 1997, and is executed and delivered by SAHARA NISSAN, INC. (the "JOINING BORROWER"), a Nevada corporation, to TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, AS AGENT ON BEHALF OF BANKS (in such capacity, together with its successors in such capacity, the "AGENT").

                                 W I T N E S S E T H:

RECITALS:

    1. Cross-Continent Auto Retailers, Inc., a Delaware corporation ("PARENT"), of which the Joining Borrower is a Subsidiary (together with the other Borrowers thereto), has entered into that certain Revolving Credit Agreement dated as of June 26, 1997 (as amended, modified, restated and supplemented from time to time, the "CREDIT AGREEMENT") with Agent and certain financial institutions which are signatories thereto or which may become a party thereto from time to time.

    2. Pursuant to the terms of the Credit Agreement, the Joining Borrower is now required, among other things and subject to certain terms and conditions thereof, to join in the execution and delivery to Agent on behalf of Banks and the Issuing Bank of (a) a new Note, in amendment and restatement of the existing Note and (b) the Credit Agreement and the other Loan Documents, by its execution and delivery of this Joinder Agreement and otherwise by such action as Agent or any Bank may reasonably require.

    3. In order to comply with such requirement, the Joining Borrower executes and delivers this Joinder Agreement.

AGREEMENTS:

    Now, in consideration of the credit and financial accommodations extended and to be extended to the Borrowers pursuant to the Credit Agreement and the other Loan Documents or otherwise, which Joining Borrower hereby agrees have and shall continue to benefit Joining Borrower and its shareholders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Joining Borrower hereby agrees, assumes, ratifies, joins and acknowledges as follows:

         1. ASSUMPTION. Joining Borrower hereby unconditionally, jointly and severally, assumes liability for all covenants, warranties, representations, indemnifications, obligations and other Debt of the Borrowers now existing or which may hereafter arise under the Loan


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    Documents and shall be liable therefor as though Joining Borrower had originally been a party to the Loan Documents. Without limitation of the foregoing, Joining Borrower, as a primary obligor and not as a surety, unconditionally, jointly and severally, shall be liable unto Agent for the benefit of Banks and the Issuing Bank for the payment of the Debt of Borrowers under the Loan Documents when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents.

         2. TERMS RATIFIED. Joining Borrower hereby expressly ratifies all terms, covenants, representations, warranties, agreements, provisions, indemnifications, WAIVERS, RELEASES, restrictions, duties and responsibilities of Borrowers under the Loan Documents and agrees that they shall apply to Joining Borrower as if Joining Borrower had executed the Loan Documents, and that any reference to "Borrowers" or a "Borrower" contained in the Credit Agreement or any other Loan Documents shall mean, without limitations, the Joining Borrower.

         3. REPRESENTATIONS. Joining Borrower (a) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) agrees that it will, independently and without reliance upon Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (c) represents that the value of the consideration received and to be received by Joining Borrower is reasonably worth at least as much as the liability and obligation of such Joining Borrower hereunder, and that such liability and obligation may reasonably be expected to benefit Joining Borrower directly or indirectly. The Board of Directors of Joining Borrower has duly adopted resolutions certifying that the execution, delivery and performance of this Joinder Agreement (and the effect thereof) will benefit Joining Borrower and its shareholders.

         4. NO IMPAIRMENT. Nothing herein shall in any manner impair or extinguish any of the other Loan Documents or any lien or security interest now or hereafter securing the payment of any of the Debt arising pursuant to the Loan Documents.

         5. CONDITIONS. This Joinder Agreement shall not become effective until Agent has received each of the following:

              (a) an Officer's Certificate of Joining Borrower, in form and substance reasonably satisfactory to Agent, dated as of the date hereof, as to (i) the resolutions of the Board of Directors (or similar governing body) of the Joining Borrower authorizing the execution, delivery and performance of this Joinder Agreement and of all instruments contemplated herein to be executed and delivered by Joining Borrower in connection herewith (a copy of such resolutions to be incorporated into


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         such certificate), such certificate to state that said copy is a true and correct copy of such resolutions and that such resolutions were duly adopted and have not been amended, superseded, revoked or modified in any respect and remain in full force and effect as of the date of such certificate; (ii) the election, incumbency and signatures of the officer or officers (or other official) of Joining Borrower executing and delivering this Joinder Agreement and each other instrument or document furnished in connection herewith; (iii) Joining Borrower's organizational documents in effect as of the date hereof (a copy thereof to be attached to the certificate), and (iv) such other documents and information as Agent or any Bank shall reasonably request;

              (b) a legal opinion from the legal counsel for Joining Borrower acceptable to Agent, in form, substance and scope reasonably satisfactory to Agent;

              (c) a new Note dated as of the date hereof, in amendment and restatement, but not novation, of the existing Note, to which all existing Borrowers and Joining Borrower are parties, in form and substance reasonably satisfactory to Agent;

              (d) unless such action is prohibited by the applicable Franchise Agreement, an amendment to the Pledge Agreement dated as of the date hereof pledging all outstanding shares of Joining Borrower, in form and substance reasonably satisfactory to Agent;

              (e) a certificate from the appropriate public official of each jurisdiction in which Joining Borrower is organized as to the continued existence and good standing of Joining Borrower;

              (f) a certificate from the appropriate public official of each jurisdiction in which Joining Borrower is authorized and qualified to do business as to the due qualification and good standing of Joining Borrower unless failure is not reasonably likely to have a Material Adverse Effect; and

              (g) certified copies of Requests for Information of Copies (Form UCC-11), or equivalent reports, listing all effective financing statements which name Joining Borrower (under its present name, any trade names and any previous names) as debtor and which are filed, together with copies of all such financing statements.

         6. GOVERNING LAW. UNLESS OTHERWISE SPECIFIED THEREIN, THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.


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         7.   SURVIVAL; PARTIES BOUND.  All representations, warranties, covenants and agreements made by or on behalf of the Joining Borrower in connection herewith shall survive the execution and delivery of this Joinder Agreement and the other Loan Documents, shall not be affected by any investigation made by any Person, and shall bind the Joining Borrower and its successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of Agent and Banks. The term of this Joinder Agreement shall be until the termination of the Credit Agreement as to all parties.

         8. CAPTIONS. The headings and captions appearing in this Joinder Agreement have been included solely for convenience and shall not be considered in construing this Joinder Agreement.

         9. DEFINITIONS. Terms used herein and not defined herein, but which are defined in the Credit Agreement, shall have the meanings herein assigned to them in the Credit Agreement.

         10. PARTIES BOUND. This Joinder Agreement shall bind and benefit the parties hereto and their respective successors and assigns, except that Joining Borrower may not assign its rights or obligations hereunder without the prior written consent of Agent and Banks.

         11. AMENDMENTS, ETC. No amendment or waiver of any provision of this Joinder Agreement or by any other Loan Document, nor any consent to any departure by the Joining Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by Agent, Banks and Joining Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, unless otherwise specifically provided in the Credit Agreement.

    IN WITNESS WHEREOF, the Joining Borrower has executed this Agreement as of the date set forth above.

                                  SAHARA NISSAN, INC.


                                  By:
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                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------


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ATTEST:


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Name:
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Title:
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